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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 3, 1998
                                ----------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                     COMPUTER NETWORK TECHNOLOGY CORPORATION
                     ---------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       MINNESOTA                    0-13994                 41-1356476
------------------------     ------------------------    ----------------
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
                                                        IDENTIFICATION NO.)

605 NORTH HIGHWAY 169, MINNEAPOLIS, MINNESOTA                      55441
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                        TELEPHONE NUMBER: (612) 797-6000
                        --------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 2.     Acquisition or Disposition of Assets

On December 3, 1998, Computer Network Technology Corporation (the Company) acquired all of the outstanding stock of Intelliframe Corporation , a start-up software and services company which develops technology for legacy systems integration with client/server and Internet technologies. The Intelliframe technology manages software development and deployment, network communications, user security and integration for integrating enterprise applications for large e-commerce and customer relationship management (CRM) deployments. Products based on the combined capabilities of Intelliframe and the Company are anticipated in mid 1999.

The $2.0 million purchase price will be paid in two installments of $1.0 million each in January 1999 and 2000. The acquisition will be accounted for under the purchase method of accounting. The Company anticipates that the purchase price will be paid from existing working capital resources. The registrant is in the process of evaluating the allocation of the purchase price to the assets acquired, principally purchased technology and in process research and development. The Company expects a one-time, unspecified charge against earnings in the fourth quarter of 1998 for purchased in-process research and development.

Certain Intelliframe employees will be eligible for significant bonus payments through December 31, 2001 as outlined in Exhibit A to the employment agreements filed herewith, if future revenues from the Company's Re-engineering Software products exceed certain defined targets. Most of the Intelliframe employees will be relocated to the Company's Massachussetts facility.

FORWARD LOOKING STATEMENTS

Certain statements in this Form 8-K constitute "forward looking statements." All forward looking statements involve risks and uncertainties, and actual results may be materially different. The amount of any one-time unspecified charge against earnings in the fourth quarter of 1998 for purchased in-process research and development is dependent on the Company's review and completion of the purchase price allocation for the Intelliframe acquisition. The timing and availability of products based on the combined capabilities of Intelliframe and the Company may be impacted by the timely completion of necessary engineering and development activities, unforeseen technological barriers, unanticipated expense, higher than expected commitments of engineering resource and the level of customer acceptance. Additional factors that could impact the Company's future results are described in the Company's most recently filed SEC documents, including the Company's annual report on Form 10-K and quarterly reports on Form 10-Q. The Company assumes no obligation to publicly release results of any revision or updates to these forward looking statements to reflect future events or unanticipated occurrences.
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Exhibits
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2.1      Agreement for Sale of Shares among Computer Network Technology
         Corporation and each of Scott Opitz and Alexsandr Elkin dated December 3, 1998. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

10.3 Employment Agreement dated December 3, 1998 by and between Scott Opitz and Intelliframe Corporation.


10.4 Employment Agreement dated December 3, 1998 by and between Aleksandr Elkin and Intelliframe Corporation.


99.2     Press Release dated December 8, 1998
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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 10, 1998           Computer Network Technology Corporation


                                   By:    /s/ Gregory T. Barnum
                                          ----------------------------
                                   Name:  Gregory T. Barnum
                                   Title: Secretary and Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibits                                                                           Page Number
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
2.1      Agreement for Sale of Shares among Computer Network Technology
         Corporation and each of Scott Opitz and Alexsandr Elkin dated
         December 3, 1998. The Registrant hereby agrees to furnish
         supplementally a copy of any omitted schedule or exhibit to the Commission upon request. .............................................electronically filed

10.3     Employment Agreement dated December 3, 1998 by and between
         Scott Opitz and Intelliframe Corporation. ................................electronically filed


10.4     Employment Agreement dated December 3, 1998 by and between
         Aleksandr Elkin and Intelliframe Corporation. ............................electronically filed


99.2     Press Release dated December 8, 1998......................................electronically filed

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